REVENUE	12 Months Ended
Dec. 31, 2017
Disclosure of revenue [Abstract]
REVENUE

14.	REVENUE
Pengrowth sells its production pursuant to fixed or variable price contracts. The transaction price for variable priced contracts is based on the commodity price, adjusted for quality, location or other factors, whereby each component of the pricing formula can be either fixed or variable, depending on the contract terms. Under its contracts, Pengrowth is required to deliver fixed volumes of diluted bitumen, and variable volumes of light oil, natural gas, natural gas liquids, and sulphur to the contract counterparty. The amount of revenue recognized is based on the agreed transaction price, whereby any variability in revenue relates specifically to its efforts to transfer production, and therefore the resulting revenue is allocated to the production delivered in the period during which the variability occurs. As a result, none of the variable revenue is considered constrained.
Light oil, natural gas liquids and natural gas are mostly sold under contracts of varying price and volume terms of up to one year. Pengrowth’s diluted bitumen is currently sold on multi-year contracts expiring in 2019 for a fixed quantity of diluted bitumen at a fixed differential to WTI, with WTI being variable, as detailed in Note 17. Revenues are typically collected on the 25th day of the month following production. Processing fees charged to third parties are generally sold under multi-year contracts at fixed fees that vary by volume.
Adoption of IFRS 15 Revenue from Contracts with Customers
In the fourth quarter of 2017, Pengrowth elected to early adopt IFRS 15 Revenue from contracts with customers as detailed in Note 2, using the cumulative effect approach. The impact to Oil and gas sales as a result of adopting IFRS 15 was an increase of $182.6 million of revenues, with a corresponding and offsetting increase to Operating expenses and Diluent and other purchases of $163.5 million and $19.1 million, respectively, for the twelve months ended December 31, 2017, resulting in no impact to net income (loss).
The following table presents Pengrowth’s Oil and gas sales disaggregated by revenue source:

Year ended December 31
2017
Light oil	149.3
Bitumen	181.6
Natural gas liquids	56.7
Natural gas	98.8
Produced petroleum revenue	486.4
Diluent	147.2
Processing income	19.1
Other revenue	20.7
Total oil and gas sales	$673.4

During 2017, Pengrowth had one fixed price physical delivery contract for approximately 12 MMcf/d of natural gas.
Pengrowth has variable price physical delivery contracts for the sale of diluted bitumen with 2 parties, Phillips 66 Canada Ltd. and BP Products North America Inc., with revenue from those customers representing approximately 36 percent and 12 percent, respectively, of the Company's total 2017 Oil and gas sales.
The vast majority of 2017 revenues are derived from variable price contracts based on index prices, while only approximately 0.2 percent of revenues were from the fixed price natural gas contracts noted above.
Included in accounts receivable at December 31, 2017 is $40.2 million (December 31, 2016 - $76.5 million for December 2016 production) of accrued Oil and gas sales related to December 2017 production. The decrease in the amount of accrued revenue is related to property divestments.